Exhibit 99.1

AMENDMENT NO. 1

TO THE

SECOND AMENDED AND RESTATED LOAN AND SECURITY AGREEMENT

AND PARTIAL RELEASE

AMENDMENT NO. 1 TO THE SECOND AMENDED AND RESTATED LOAN AND SECURITY AGREEMENT AND PARTIAL RELEASE, dated as of June 11, 2015 (this “Amendment”), to the Second Amended and Restated Loan and Security Agreement dated as of December 31, 2013 (as amended prior to the date hereof, the “Loan Agreement”), between and among, on the one hand, the lenders from time to time party thereto (such lenders, together with their respective successors and assigns, are referred to hereinafter each individually as a “Lender” and collectively as the “Lenders”), WELLS FARGO CAPITAL FINANCE, LLC, a California limited liability company, as successor in interest to Wells Fargo Capital Finance, Inc. (“WFCF”), as the arranger and administrative agent for the Lenders (in such capacity, the “Agent”), and, on the other hand, LSB INDUSTRIES, INC., a Delaware corporation (“Parent”), each of the Subsidiaries of Parent identified on the signature pages thereto as Borrowers (such Subsidiaries, together with Parent, are referred to hereinafter each individually as a “Borrower”, and individually and collectively, jointly and severally, as “Borrowers”).

WHEREAS, the Borrowers, the Lenders, and the Agent desire to enter into this Amendment so as to amend the Loan Agreement as set forth herein subject to the terms and conditions hereof;

NOW THEREFORE, in consideration of the premises and other good and valuable consideration, the parties hereto hereby agree as follows:

1. Capitalized Terms. All capitalized terms used in this Amendment (including, without limitation, in the recitals hereto) and not otherwise defined shall have their respective meanings set forth in the Loan Agreement.

2. New Definitions. Section 1.1 of the Loan Agreement is hereby amended by adding the following defined terms in proper alphabetical order:

““Amendment No. 1” means that certain Amendment No. 1 to the Second Amended and Restated Loan and Security Agreement, dated as of June 11, 2015 among the Loan Parties, the Lenders and the Agent.”

““Amendment No. 1 Effective Date” means the date that all of the conditions to effectiveness set forth Amendment No. 1 shall be satisfied (or waived by the Agent in its sole discretion).”

““Consolidated Leverage Ratio” shall mean the “Consolidated Leverage Ratio”, as such term is defined in the LSB Notes and the Indenture (as defined in the LSB Notes), and shall be calculated in accordance with the LSB Notes and the Indenture.

3. Permitted Investments. The definition of “Permitted Investments” in Section 1.1 of the Loan Agreement is hereby amended and restated in its entirety, to read as follows:

““Permitted Investments” means (a) Investments in Cash Equivalents, (b) Investments in negotiable instruments for collection, (c) advances made in connection with purchases of goods or services in the ordinary course of business, (d) Investments by any Loan Party in any other Loan Party, (e) guarantees by a Loan Party of Indebtedness permitted under Section 7.1(m), (f) guarantees permitted under Section 7.6, (g) other Investments set forth on Schedule 7.13 hereto, (h) Investments made by any Loan Party in the Parent, (i) Investments in any newly created Subsidiary by means of purchase or other acquisition of the equity interests of such Subsidiary including by way of merger, provided there is no investment of Collateral, (j) Investments in joint ventures in an aggregate amount not exceeding $35,000,000 at any one time outstanding, (k) [intentionally omitted], (l) Investments in an amount not to exceed 50% of the consolidated net earnings of the Parent and its Subsidiaries’ since August 7, 2013, in each case measured as of the time any such Investment is made and deducting (i) 100% of any consolidated net losses during such period and (ii) any other Investments made under this clause (l) during such period, (m) Investments in Zena in an aggregate amount not exceeding $50,000,000 at any one time outstanding, (n) other Investments to the extent that, at the time of making and after giving effect to any such Investment, the Consolidated Leverage Ratio of the Parent and its Subsidiaries would not exceed 2.50 to 1.00, (o) additional Investments in an aggregate amount not exceeding $50,000,000 at any one time outstanding and (p) Investments in respect of Hedge Obligations and Third Party Hedge Obligations; provided, that both immediately before and after giving effect to the making of any Investments pursuant to clauses (j), (k), (l), (m), (n), (o) or (p), the Covenant Condition has been satisfied; provided, that the Covenant Condition shall not apply to Hedge Obligations entered into with a Bank Product Provider.”

4. Permitted Liens. Subclause (q) in the definition of “Permitted Liens” in Section 1.1 of the Loan Agreement in hereby amended and restated in its entirety, to read as follows:

“(q) Liens securing the LSB Notes so long as such Liens are subject to an intercreditor agreement in form and substance satisfactory to the Agent, and”

5. Purchase Money Indebtedness. The definition of “Purchase Money Indebtedness” in Section 1.1 of the Loan Agreement in hereby amended and restated in its entirety, to read as follows:

““Purchase Money Indebtedness” means Indebtedness (other than the Obligations, but including Capitalized Lease Obligations), incurred at the time of, or within 180 days after, the acquisition of any fixed assets for the purpose of financing all or any part of the acquisition cost thereof.”

6. Unrestricted Subsidiary. Subclause (g) in the definition of “Unrestricted Subsidiary” in Section 1.1 of the Loan Agreement in hereby amended and restated in its entirety, to read as follows:

“(g) any Investment made after the Restatement Closing Date by the Parent and its Subsidiaries in such Subsidiary, when aggregated with all other Investments by the Parent and its Restricted Subsidiaries in all other Unrestricted Subsidiaries, does not exceed the amounts permitted under clauses (l), (m), (n) and (o) of the definition of Permitted Investments.”

7. Section 7.1 (Indebtedness). The first paragraph of Section 7.1 of the Loan Agreement is hereby amended and restated in its entirety, to read as follows:

“7.1 Indebtedness. Create, incur, assume, permit, guarantee, or otherwise become or remain, directly or indirectly, liable with respect to any Indebtedness; provided, that, the Loan Parties and their respective Subsidiaries shall be entitled to incur Indebtedness if on the date of the incurrence of such Indebtedness, (i) after giving effect to the incurrence thereof, the Fixed Charge Coverage Ratio of the Parent and its Subsidiaries for the most recently ended four full fiscal quarter period is greater than 2.0 to 1.0 and (ii) both immediately before and after the incurrence thereof, the Covenant Condition has been satisfied. The foregoing limitation shall not apply to:”

8. Section 6.2 (Collateral Reporting). The reference to “the 15th day of each month” in the third row of the table set forth in Section 6.2 of the Loan Agreement is hereby amended to read “the 20th day of each month”.

9. Conditions Precedent. The effectiveness of this Amendment is subject to the fulfillment, in a manner satisfactory to the Agent, of each of the following conditions precedent (the first date upon which all such conditions shall have been satisfied being herein called the “Amendment Effective Date”):

(a) Representations and Warranties; No Event of Default. The representations and warranties contained herein, in Section 5 of the Loan Agreement and in each other Loan Document and certificate or other writing delivered to the Agent or any Lender pursuant hereto on or prior to the Amendment Effective Date (as updated prior to the date hereof in accordance with the Loan Agreement) shall be correct in all material respects on and as of the Amendment Effective Date as though made on and as of such date, except to the extent that such representations and warranties (or any schedules related thereto) expressly relate solely to an earlier date (in which case such representations and warranties shall be true and correct in all material respects on and as of such date); and after giving effect to the amendments, consents and waivers set forth herein, no Default or Event of Default shall have occurred and be continuing on the Amendment Effective Date or would result from this Amendment becoming effective in accordance with its terms.

(b) Delivery of Documents. The Agent shall have received on or before the Amendment Effective Date the following, each in form and substance satisfactory to the Agent and, unless indicated otherwise, dated the Amendment Effective Date:

(i) counterparts of this Amendment duly executed by the Loan Parties, the Agent and the Lenders.

10. Representations and Warranties. Each Loan Party hereby represents and warrants to the Agent and the Lenders as follows:

(a) Representations and Warranties; No Event of Default. The representations and warranties herein, in Section 5 of the Loan Agreement (as updated prior to the date hereof in accordance with the Loan Agreement), and in each other Loan Document and certificate or other writing delivered to the Agent or any Lender pursuant hereto on or prior to the Amendment Effective Date are correct in all material respects on and as of the Amendment Effective Date as though made on and as of such date, except to the extent that such representations and warranties (or any schedules related thereto) expressly relate solely to an earlier date (in which case such representations and warranties are true and correct in all material respects on and as of such date); and after giving effect to the amendments, consents and waivers set forth herein, no Default or Event of Default has occurred and is continuing on the Amendment Effective Date or would result from this Amendment becoming effective in accordance with its terms.

(b) Organization, Good Standing, Etc. Each Loan Party (i) is a corporation, limited partnership or limited liability company duly organized, validly existing and in good standing under the laws of the state of its organization, (ii) has all requisite power and authority to execute, deliver and perform this Amendment and the other Loan Documents to which it is a party being executed in connection with this Amendment, and to perform its respective obligations under the Loan Agreement, as amended hereby, and (iii) is duly qualified to do business and is in good standing in each jurisdiction in which the character of the properties owned or leased by it or in which the transaction of its business makes such qualification necessary except where the failure to be so qualified reasonably could not be expected to have a Material Adverse Change.

(c) Authorization, Etc. The execution, delivery and performance by each Loan Party of this Amendment, and the performance by each Loan Party of the Loan Agreement and the other Loan Documents to which it is a party, each as amended hereby, (i) have been duly authorized by all necessary action on the part of such Loan Party, (ii) do not and will not contravene such Loan Parties’ charter, operating agreement or by-laws, any applicable law or any material contractual restriction binding on it or any of its properties, (iii) do not and will not result in or require the creation of any Lien (other than pursuant to any Loan Document) upon or with respect to any of its properties, and (iv) do not and will not result in any suspension, revocation, impairment, forfeiture or nonrenewal of any permit, license, authorization or approval applicable to its operations or any of its properties.

11. Release of Security Interests, Further Assurance, Etc.

(a) Upon the occurrence of the Amendment Effective Date, all of the Agent’s security interests in and liens on the Notes Priority Collateral shall automatically be released and forever discharged without recourse, representation or warranty of any kind, express or implied, and the Lenders hereby authorize such release and discharge by the Agent, and each of the Grantors hereby releases the Agent and the Lenders from any duty, liability or obligation (if any) under the Loan Documents in respect of the Notes Priority Collateral.

(b) The Agent will (a) at the request of the Parent or any Loan Party execute appropriate amendments to any existing UCC financing statements and (b) at the request of the Parent or any Loan Party execute such additional discharge and release documents, mortgage releases, instruments and other writings, and take such other action, as the Parent or any other Loan Party may reasonably request to effect or evidence the release of the Agent’s security interest in the Notes Priority Collateral, but, in each case, without recourse, representation or warranty of any kind, express or implied, and at the sole cost and expense of the Parent and the Loan Parties.

12. Miscellaneous.

(a) Continued Effectiveness of the Loan Agreement. Except as otherwise expressly provided herein, the Loan Agreement and the other Loan Documents are, and shall continue to be, in full force and effect and are hereby ratified and confirmed in all respects, except that on and after the Amendment Effective Date (i) all references in the Loan Agreement to “this Agreement”, “hereto”, “hereof”, “hereunder” or words of like import referring to the Loan Agreement shall mean the Loan Agreement as amended by this Amendment, and (ii) all references in the other Loan Documents to which any Loan Party is a party to the “Loan Agreement”, “thereto”, “thereof”, “thereunder” or words of like import referring to the Loan Agreement shall mean the Loan Agreement as amended by this Amendment. Except as expressly provided herein, the execution, delivery and effectiveness of this Amendment shall not operate as an amendment, modification or waiver of any right, power or remedy of the Lender under the Loan Agreement or any other Loan Document, nor constitute an amendment of any provision of the Loan Agreement or any other Loan Document.

(b) Counterparts. This Amendment may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which shall be deemed to be an original, but all of which taken together shall constitute one and the same agreement.

(c) Headings. Section headings herein are included for convenience of reference only and shall not constitute a part of this Amendment for any other purpose.

(d) Governing Law. This Amendment shall be governed by, and construed in accordance with, the law of the State of New York.

(e) Costs and Expenses. The Borrowers jointly and severally agree to pay on demand all reasonable fees, costs and expenses of the Agent and each Lender in connection with the preparation, execution and delivery of this Amendment and the other related agreements, instruments and documents.

(f) Amendment as Loan Document. Each Loan Party hereby acknowledges and agrees that this Amendment constitutes a “Loan Document” under the Loan Agreement. Accordingly, it shall be an Event of Default under the Loan Agreement (i) if any representation or warranty made by a Loan Party under or in connection with this Amendment shall have been untrue, false or misleading in any material respect when made or (ii) if Loan Parties fail to perform, keep, or observe any term, provision, condition, covenant, or agreement contained in this Amendment.

(g) General Release. Each Loan Party hereby acknowledges and agrees that no Loan Party has, as of the date of this Amendment, any defense, counterclaim, offset, cross-complaint, claim or demand of any kind or nature whatsoever that can be asserted to reduce or eliminate all or any part of its liability to repay the obligations or to seek affirmative relief or damages of any kind or nature from the Agent, any member of the Lender Group or any other Lender-Related Persons. Each Loan Party hereby voluntarily and knowingly releases and forever discharges the Agent, each member of the Lender Group, the other Lender-Related Persons and each of their respective predecessors, agents, employees, attorneys, successors and assigns (collectively, the “Released Parties”) from all possible claims, demands, actions, causes of action, damages, costs, expenses and liabilities whatsoever, whether known or unknown, anticipated or unanticipated, suspected or unsuspected, fixed, contingent or conditional, or at law or in equity, in any case originating in whole or in part on or before the date this Amendment is executed that any Loan Party may now or hereafter have against the Released Parties, if any, irrespective of whether any such claims arise out of contract, tort, violation of law or regulations, or otherwise, and that arise from any Loans, the exercise of any rights and remedies under the Loan Agreement or other Loan Documents, and/or negotiation for and execution of this Amendment, including, without limitation, any contracting for, charging, taking, reserving, collecting or receiving interest in excess of the highest lawful rate applicable.

(h) WAIVER OF JURY TRIAL. EACH LOAN PARTY, THE AGENT AND THE LENDERS HEREBY IRREVOCABLY WAIVE THEIR RESPECTIVE RIGHTS TO A JURY TRIAL OF ANY CLAIM OR CAUSE OF ACTION BASED UPON OR ARISING OUT OF THIS AMENDMENT OR ANY OF THE TRANSACTIONS CONTEMPLATED HEREIN, INCLUDING CONTRACT CLAIMS, TORT CLAIMS, BREACH OF DUTY CLAIMS, AND ALL OTHER COMMON LAW OR STATUTORY CLAIMS.

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IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed and delivered as of the date first above written.

Borrowers:

LSB INDUSTRIES, INC.,
an Delaware corporation

By:	/s/ Jack E. Golsen
Name:	Jack E. Golsen
Title:	Executive Chairman

CONSOLIDATED INDUSTRIES L.L.C.,
an Oklahoma limited liability company

By:	/s/ Jack E. Golsen
Name:	Jack E. Golsen
Title:	Chairman

CHEROKEE NITROGEN L.L.C., an Oklahoma limited liability company

By:	/s/ Jack E. Golsen
Name:	Jack E. Golsen
Title:	Chairman

CLIMATE MASTER, INC.,
a Delaware corporation

By:	/s/ Jack E. Golsen
Name:	Jack E. Golsen
Title:	Chairman

Amendment No. 1 to

Second Amended and Restated

Loan and Security Agreement

CLIMATECRAFT, INC.,
an Oklahoma corporation

By:	/s/ Jack E. Golsen
Name:	Jack E. Golsen
Title:	Chairman

CLIMACOOL, CORP., an Oklahoma corporation

By:	/s/ Jack E. Golsen
Name:	Jack E. Golsen
Title:	Chairman

INTERNATIONAL ENVIRONMENTAL CORPORATION, an Oklahoma corporation

By:	/s/ Jack E. Golsen
Name:	Jack E. Golsen
Title:	Chairman

THERMACLIME TECHNOLOGIES, INC., an Oklahoma corporation

By:	/s/ Jack E. Golsen
Name:	Jack E. Golsen
Title:	Chairman

KOAX CORP., an Oklahoma corporation

By:	/s/ Jack E. Golsen
Name:	Jack E. Golsen
Title:	Chairman

Amendment No. 1 to

Second Amended and Restated

Loan and Security Agreement

LSB CHEMICAL L.L.C., an Oklahoma limited liability company

By:	/s/ Jack E. Golsen
Name:	Jack E. Golsen
Title:	Chairman

EL DORADO CHEMICAL COMPANY, an Oklahoma corporation

By:	/s/ Jack E. Golsen
Name:	Jack E. Golsen
Title:	Chairman

CHEMEX I CORP., an Oklahoma corporation

By:	/s/ Jack E. Golsen
Name:	Jack E. Golsen
Title:	Chairman

TRISON CONSTRUCTION, INC., an Oklahoma corporation

By:	/s/ Jack E. Golsen
Name:	Jack E. Golsen
Title:	Executive Vice President

CLIMATECRAFT TECHNOLOGIES, INC., an Oklahoma corporation

By:	/s/ Jack E. Golsen
Name:	Jack E. Golsen
Title:	Chairman

Amendment No. 1 to

Second Amended and Restated

Loan and Security Agreement

SUMMIT MACHINE TOOL MANUFACTURING L.L.C., an Oklahoma limited liability company

By:	/s/ Jack E. Golsen
Name:	Jack E. Golsen
Title:	Chairman

LSB-EUROPA LIMITED, an Oklahoma corporation

By:	/s/ Jack E. Golsen
Name:	Jack E. Golsen
Title:	Chairman

CHEROKEE NITROGEN HOLDINGS, INC., an Oklahoma corporation

By:	/s/ Jack E. Golsen
Name:	Jack E. Golsen
Title:	Chairman

PRYOR CHEMICAL COMPANY, an Oklahoma corporation

By:	/s/ Jack E. Golsen
Name:	Jack E. Golsen
Title:	Chairman

CHEMICAL PROPERTIES L.L.C., an Oklahoma limited liability company

By:	/s/ Jack E. Golsen
Name:	Jack E. Golsen
Title:	Chairman

Amendment No. 1 to

Second Amended and Restated

Loan and Security Agreement

CHEMICAL TRANSPORT L.L.C., an Oklahoma limited liability company

By:	/s/ Jack E. Golsen
Name:	Jack E. Golsen
Title:	Chairman

THE CLIMATE CONTROL GROUP, INC., an Oklahoma corporation

By:	/s/ Jack E. Golsen
Name:	Jack E. Golsen
Title:	Chairman

CEPOLK HOLDINGS INC., an Oklahoma corporation

By:	/s/ Jack E. Golsen
Name:	Jack E. Golsen
Title:	Chairman

EL DORADO NITRIC L.L.C., an Oklahoma limited liability company

By:	/s/ Jack E. Golsen
Name:	Jack E. Golsen
Title:	Chairman

LSB CAPITAL L.L.C., an Oklahoma limited liability company

By:	/s/ Jack E. Golsen
Name:	Jack E. Golsen
Title:	Chairman

Amendment No. 1 to

Second Amended and Restated

Loan and Security Agreement

EL DORADO AMMONIA L.L.C., an Oklahoma limited liability company

By:	/s/ Jack E. Golsen
Name:	Jack E. Golsen
Title:	Chairman

EDC AG PRODUCTS COMPANY L.L.C., an Oklahoma limited liability company

By:	/s/ Jack E. Golsen
Name:	Jack E. Golsen
Title:	Chairman

EL DORADO ACID II, L.L.C., an Oklahoma limited liability company

By:	/s/ Jack E. Golsen
Name:	Jack E. Golsen
Title:	Chairman

EL DORADO ACID, L.L.C., an Oklahoma limited liability company

By:	/s/ Jack E. Golsen
Name:	Jack E. Golsen
Title:	Chairman

EL DORADO NITROGEN, L.P. a Texas limited partnership

By:	/s/ Jack E. Golsen
Name:	Jack E. Golsen
Title:	Chairman

Amendment No. 1 to

Second Amended and Restated

Loan and Security Agreement

XPEDIAIR, INC.
an Oklahoma corporation

By:	/s/ Jack E. Golsen
Name:	Jack E. Golsen
Title:	Chairman

Amendment No. 1 to

Second Amended and Restated

Loan and Security Agreement

Agent and Lenders:

WELLS FARGO CAPITAL FINANCE, LLC, as Agent

By:	/s/ Matt Mouledous
Name:	Matt Mouledous
Title:	VP

WELLS FARGO BANK, NATIONAL ASSOCIATION, as a Lender

By:	/s/ Matt Mouledous
Name:	Matt Mouledous
Title:	VP

Amendment No. 1 to

Second Amended and Restated

Loan and Security Agreement